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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 24, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                    333-138178             20-3730880
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                    Identification No.)



                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On August 24, 2007, Indalex Holdings Finance, Inc. (the "Company") announced the appointment of Patrick Lawlor to the position of Chief Financial Officer of the Company. Mr. Lawlor, age 43, has 15 years of experience in the aluminum industry. Since 2001, he has held the position of Vice President/General Manager of Hydro Aluminum North America, Midwest Division, where he had full responsibility for five operating units. Hydro Aluminum North America, a producer of extruded products and extrusion billet, is a unit of Norsk Hydro ASA. From 1992 to 2001, Mr. Lawlor held various finance and operations management positions with Norsk Hydro ASA. Prior to his employment with Norsk Hydro ASA, Mr. Lawlor held various audit-related positions with Price Waterhouse. Mr. Lawlor is a graduate of the College of Commerce, in Dublin, Ireland. There are no family relationships between Mr. Lawlor and any director or other officer of the Company.

     Pursuant to a letter agreement between Mr. Lawlor and the Company, Mr. Lawlor is entitled to a payout equivalent to his base salary for six months if we terminate him without cause within the first six months of his employment and a payout equivalent to his base salary for a period of twelve months if we terminate him without cause thereafter. The Company would have the discretion of making the payout as a lump sum or as a continuation of his salary through the six month or twelve month period, as appropriate. The letter agreement provides that Mr. Lawlor is eligible to receive up to 5,000 shares of stock options. In addition, the letter agreement provides that Mr. Lawlor will not compete with us or provide services to any of our competitors during the term of his employment and for a period of six months thereafter. The letter agreement also contains certain non-solicitation agreements.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (d) The following exhibit is furnished with this report:

    Exhibit No.          Description
    -----------          -------------------------------------------------------

    10.1                 Employment offer letter dated August 11, 2007.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDALEX HOLDINGS FINANCE, INC.


                                                   /s/ Timothy R.J. Stubbs
                                               ---------------------------------
Date: August 24, 2007                          Name:  Timothy R.J. Stubbs
                                               Title: Chief Executive Officer







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